UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2023

Harpoon Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38800	47-3458693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Boulevard, Suite 400 South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

(650) 443-7400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HARP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 13, 2020, Harpoon Therapeutics, Inc. (the “Company”) entered into an at-the-market issuance sales agreement (the “Agreement”) with Cantor Fitzgerald & Co. (“Cantor Fitzgerald”) under which the Company may offer and sell, from time to time at its sole discretion, shares of its common stock, par value $0.0001 per share (the “Common Stock”), through Cantor Fitzgerald as its sales agent.

On April 21, 2023, the Company filed a registration statement on Form S-3 (Registration No. 333-272064), which became effective on May 15, 2023, including a prospectus offering up to $8,500,000 of shares of its Common Stock in accordance with the Agreement (the “Current Prospectus”). The amount registered under the Current Prospectus was, as of the filing date, subject to limitations imposed by General Instruction I.B.6. of Form S-3. As of October 26, 2023, the Company is no longer subject to General Instruction I.B.6. of Form S-3. On November 24, 2023, the Company filed Amendment No. 1 to the Current Prospectus (“Amendment No. 1”) to increase the offering to $59,086,211 of shares of its Common Stock.

The purpose of this Current Report on Form 8-K is to file an opinion in connection with the increase in the size of the offering pursuant to Amendment No. 1 to the Current Prospectus. A copy of the opinion of Cooley LLP relating to the legality of the shares of Common Stock that may be issued pursuant to the Agreement and Current Prospectus, as amended by Amendment No. 1, is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harpoon Therapeutics, Inc.

Date: November 24, 2023	By:	/s/ Julie Eastland
Julie Eastland
President and Chief Executive Officer